FIDELITY RETIREMENT RESERVES
SUPPLEMENT TO THE PROSPECTUS
APRIL 30, 2001

The following information supplements similar information found in the "Fee Table" section on page 4 and in the "Examples" section on page 6.

PORTFOLIO ANNUAL EXPENSES (as a percentage of Portfolio average net assets)
	Management Fees	Other Expenses	Total Annual Expenses (before reimbursement)
FidelityA
Asset Manager	0.53%	0.08%	0.61%
Money Market	0.27%	0.08%	0.35%
Investment Grade Bond	0.43%	0.11%	0.54%
High Income	0.58%	0.10%	0.68%
Equity-Income	0.48%	0.08%	0.56%
Index 500	0.24%	0.09%	0.33%B
Growth	0.57%	0.08%	0.65%
Overseas	0.72%	0.17%	0.89%
Asset Manager: Growth	0.58%	0.11%	0.69%
Contrafund	0.57%	0.09%	0.66%
Growth Opportunities	0.58%	0.10%	0.68%
Balanced	0.43%	0.15%	0.58%
Growth & Income	0.48%	0.10%	0.58%
Mid Cap	0.57%	0.17%	0.74%
Consumer Industries Portfolio*	0.58%	4.82%	5.40%
Cyclical Industries Portfolio*	0.58%	2.57%	3.15%
Financial Services Portfolio*	0.58%	0.45%	1.03%
Health Care Portfolio*	0.58%	0.31%	0.89%
Natural Resource Portfolio*	0.58%	1.12%	1.70%
Technology Portfolio*	0.58%	0.21%	0.79%
Telecommunications & Utilities Growth Portfolio*	0.58%	0.43%	1.01%
Morgan Stanley Asset Management
Emerging Markets Debt	0.80%	0.81%	1.61%C
Emerging Markets Equity	1.25%	0.71%	1.96%C
Global Value Equity	0.80%	0.63%	1.43%C
International Magnum	0.80%	0.68%	1.48%C
PBHG
Select 20	0.85%	0.17%	1.02%D
Growth II	0.85%	0.20%	1.05%D
Select Value	0.65%	0.32%	0.97%D
Small Cap Value	0.99%	0.22%	1.21%D
Technology & Communications	0.85%	0.19%	1.04%D
Strong
Mid Cap Growth Fund II	1.00%	0.16%	1.16%E
Opportunity Fund II	1.00%	0.18%	1.18%E

NRR7-01-02 August 10, 2001
1.761187.101

	Management Fees	Other Expenses	Total Annual Expenses (before reimbursement)
Credit Suisse Warburg Pincus
International Equity	1.00%	0.31%	1.31%F
Global Post-Venture Capital	1.25%	0.28%	1.53%F
Small Company Growth	0.90%	0.23%	1.13%F

* These Portfolios impose a 1.00% short-term redemption fee on interests held in the corresponding Subaccount for less than 60 days. For more details about the fee, please see "Certain Portfolios Impose a Short-Term Redemption Fee" on page 25. FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interests, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.50%. These arrangements may be discontinued by FMR at any time.

A A portion of the brokerage commissions that certain Fidelity Funds pay was used to reduce Fund expenses. In addition, certain Fidelity Funds, or FMR on behalf of certain Funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of Fund expenses. With these reductions, the total operating expenses presented in the table would have been 0.55% for Equity-Income Portfolio, 0.64% for Growth Portfolio, 0.87% for Overseas Portfolio, 0.71% for Asset Manager Portfolio, 0.63% for Contrafund Portfolio, 0.68% for Asset Manager: Growth Portfolio, 0.66% for Growth Opportunities Portfolio, 0.56% for Balanced Portfolio, 0.57% for Growth and Income Portfolio, and 0.69% for Mid Cap Portfolio.

B FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. With this reimbursement, the Fund's management fee, other expenses, and total expenses would have been 0.24%, 0.04% and 0.28%, respectively.

C Morgan Stanley Asset Management, with respect to the Portfolios, has voluntarily agreed to waive receipt of its management fees and agreed to reimburse certain expenses of the Portfolio. Morgan Stanley Asset Management may terminate this voluntary waiver and reimbursement at any time at its sole discretion. With waivers and reimbursements, "Management Fee," "Other Expenses" and Total Annual Expense," respectively, would be as follows: Emerging Markets Debt Portfolio (.59%, .81%, 1.40%); Emerging Markets Equity Portfolio (1.09%, .71%, 1.80%); Global Value Equity Portfolio (.52%, .63%, 1.15%); International Magnum Portfolio (.50%, .68%, 1.18%).

D Pilgrim Baxter & Associates, Ltd. (the "Adviser") has voluntarily agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit Total Operating Expenses of the Portfolios to not more than 1.20% of the average daily net assets of the Growth II, Small Cap Value, Technology & Communications and Select 20 Portfolios and to not more than 1.00% of the average daily net assets of the Select Value Portfolio, through December 31, 2000. In addition, in connection with Old Mutual plc's acquisition of the Adviser's parent company, Old Mutual and the Adviser have agreed to maintain these limits until December 31, 2002. Total Annual Expenses include, but are not limited to, expenses such as investment advisory fees, transfer agent fees and legal fees. Such fee waiver/expense reimbursement arrangements may be modified or terminated at any time after December 31, 2001. With such fee waivers/expense reimbursements the Advisory Fees and estimated Total Operating Expenses for the Small Cap Value Portfolio would be 1.00% and 1.20%. In any fiscal year in which a Portfolio's assets are greater than $75 million and its total annual expenses are less than the foregoing limit, the Portfolio's Board may elect to reimburse the Adviser for any fees it waived or assumed during the previous two fiscal years provided that such reimbursement can be achieved within that limit.

E Strong Capital Management, Inc., the Investment Adviser, has voluntarily agreed to cap the Fund's total operating expenses at 1.20%. The Adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders. Management Fees, Other Expenses, and Total Annual Expenses for Opportunity II and Mid Cap Growth Fund II are calculated on an annualized basis from the beginning of the fiscal year through the current quarter end. The Adviser for Mid Cap Growth Fund II is absorbing expenses of 0.01%. With these absorptions the expense ratio would have been 1.15%. The Adviser for Opportunity Fund II is absorbing expenses of 0.07%. With these absorptions, the expense ratio would have been 1.11%.

F Management Fees, Other Expenses and Total Annual Expenses for the International Equity, Global Post-Venture Capital and Small Company Growth Portfolios are based on actual expenses for the fiscal year ended December 31, 2000, net any fee waivers or expense reimbursements. With such waivers or reimbursements, Management Fees would have equaled 1.00%, 1.14%, and 0.90%; Other Expenses would have equaled 0.29%, 0.26% and 0.21%; and Total Annual Expenses would have equaled 1.29%, 1.40% and 1.11% for the International Equity, Global Post-Venture Capital, and Small Company Growth Portfolios, respectively. Fee waivers and expense reimbursements or credits may be discontinued at any time.

EXAMPLES

If you assume that Contract Owner expenses are as shown above, and that each Portfolio's annual return is 5% annually and its operating expenses are just as described above, then for every $1,000 of purchase payments, here's how much you would have paid in total expenses

FIDELITY RETIREMENT RESERVES Expenses paid on a $1,000 investment, assuming a 5% annual return
	One Year	Three Years	Five Years	Ten Years
Fidelity
Asset Manager	$ 14	$ 45	$ 78	$ 170
Money Market	$ 12	$ 37	$ 64	$ 141
Investment Grade Bond	$ 14	$ 43	$ 74	$ 162
High Income	$ 15	$ 47	$ 81	$ 178
Equity-Income	$ 14	$ 43	$ 75	$ 165
Growth	$ 15	$ 46	$ 80	$ 175
Overseas	$ 17	$ 54	$ 92	$ 201
Index 500	$ 12	$ 36	$ 63	$ 139
Asset Manager: Growth	$ 15	$ 47	$ 82	$ 179
Contrafund	$ 15	$ 46	$ 80	$ 176
Growth Opportunities	$ 15	$ 47	$ 81	$ 178
Balanced	$ 14	$ 44	$ 76	$ 167
Growth & Income	$ 14	$ 44	$ 76	$ 167
Mid Cap	$ 16	$ 49	$ 84	$ 185
Consumer Industries	$ 62	$ 183	$ 301	$ 585
Cyclical Industries	$ 40	$ 121	$ 203	$ 417
Financial Services	$ 19	$ 58	$ 100	$ 216
Health Care	$ 17	$ 54	$ 92	$ 201
Natural Resources	$ 25	$ 78	$ 134	$ 285
Technology	$ 16	$ 50	$ 87	$ 190
Telecommunications & Utilities Growth	$ 18	$ 57	$ 99	$ 214
Morgan Stanley
Emerging Market Debt	$ 25	$ 75	$ 129	$ 276
Emerging Market Equity	$ 28	$ 86	$ 146	$ 310
Global Value Equity	$ 23	$ 70	$ 120	$ 257
International Magnum	$ 23	$ 72	$ 123	$ 263
PBHG
Growth II	$ 19	$ 58	$ 101	$ 218
Select Value	$ 18	$ 56	$ 96	$ 209
Select 20	$ 19	$ 58	$ 99	$ 215
Small Cap Value	$ 21	$ 63	$ 109	$ 235
Technology & Comm.	$ 19	$ 58	$ 100	$ 217
Strong
Mid Cap Growth II	$ 20	$ 62	$ 106	$ 230
Opportunity II	$ 20	$ 62	$ 107	$ 232
Credit Suisse Warburg Pincus
International Equity	$ 22	$ 66	$ 114	$ 245
Global Post-Venture Capital	$ 24	$ 73	$ 125	$ 268
Small Company Growth	$ 20	$ 61	$ 105	$ 226
  The above figures illustrate the combined effect of all current charges. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
  The Other Funds' annual expenses and these examples are based on data provided by the Other Funds. The Company has no reason to doubt the accuracy or completeness of that data, but the Company has not verified the Other Funds' figures. In preparing the Other Funds' expense table and examples above, the Company has relied on the figures provided by the Other Funds.